Exhibit 10.2

SECOND AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

This Second Amendment to the Loan and Security Agreement (“Agreement”), is entered into as of February 27, 2015, among Alpha Capital Anstalt (“Lender”), Andalay Solar, Inc. (“Borrower”), a Delaware corporation, and Collateral Services, LLC (the “Collateral Agent”) and is amending the Loan and Security Agreement dated as of September 30, 2013 (the “LSA”), by and among Lender, Borrower and Collateral Agent.  All capitalized terms not otherwise defined herein shall be afforded their definitions as set forth in the LSA.

RECITALS

A. Borrower requested that Lender make loans to Borrower for business purposes pursuant to the LSA.

B. Borrower has borrowed the Maximum Amount.

C. The Borrower and Lender desire to make certain amendment to the LSA.

D. The Borrower and Lender previously amended the Note pursuant to an Amendment Agreement dated November 11, 2014.

AGREEMENT

For good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as set forth below.

1.	Definitions and Construction.

1.1.  Definitions.  Unless otherwise defined herein capitalized terms shall have the meaning ascribed to them in the LSA.

“Current Loan Amount” shall have the meaning set forth Section 2.1.

“New Note” shall mean an executed note in the form Annexed hereto as Exhibit A.

“Net Face Amount” means, with respect to an Account, the gross face amount of such Account less all trade discounts or other deductions to which the Account Debtor is entitled.

1.2  Construction.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Any section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in the Loan Documents to this Agreement or any of the Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable.

1.3  Authenticated Documents.  Any reference herein to a “writing”, a “written document”, or an executed document shall also mean an “Authenticated” writing or document or “Authentication” unless Lender shall otherwise require an original writing.

2.           New Note.

2.1  Current Loan Amount.  The Borrower and Lender agree that as of the date hereof $500,000 in principal and $16,404.72 in interest is currently outstanding under the LSA (the “Current Loan Amount”).

2.2           Exchange.  The Current Loan Amount is hereby exchanged for a New Note in the form annexed hereto as Exhibit A, such that the Line of Credit amount under the LSA is zero.
2.3           Events of Default.  Notwithstanding anything to the contrary in the New Note the event described on Schedule 2.3 shall not be deemed an Event of Default under the New Note.

3.           Amendments.

3.1  Advances.  Borrower and Lender agree that there shall be no further Advances.  The Current Loan Amount shall be repaid in accordance with the financial terms of the New Note in addition to the other terms and conditions, including any Obligations not subsumed in the New Note, contained in the LSA.

3.2  Security.  Lender agrees that upon the Borrower obtaining a bona fide loan of at least $500,000.00 (“New Loan”), it will promptly agree to consent to subordinate its Security Interest to any security interest granted to the lender of the New Loan without further consideration to be provided by Borrower.

3.3  Repricing.  The Borrower acknowledges that exercise price or conversion price of the note issued by the Borrower to the Lender on February 25, 2014, in the principal amount of $200,000.00, is hereby reduced to $0.01 per share. For avoidance of doubt, the exercise price of any warrants of the Borrower held by the Lender shall not be adjusted.

3.4  Restriction on Issuance.  The Borrower agrees not to issue any common stock or any security exchangeable or convertible into common stock or enter into any contract to issue a security exchangeable or convertible into common stock at a price below $0.01 per share of common stock or with a variable exercise or conversion price.  Provided however, that if the Borrower seeks to issue any common stock or any security exchangeable or convertible into common stock at a fixed price below $0.01 and reprice all securities issued to Lender, including the New Note to such lower price, Lender will not unreasonably withhold its consent to such issuance.
3.5  LSA Extension.   The term of the LSA is extended to February 29, 2016.

4.           Notices.  All notices shall be given in accordance with notice provisions in the LSA.

5.           Choice of Law.  This Agreement and all transactions contemplated hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the internal laws of the State of New York without giving effect to conflicts of law principles.

6.           Venue.  The parties hereby agree that all actions or proceedings arising in connection with this Agreement and/or the Loan Documents shall be tried and litigated only in the State and Federal courts located in the State and County of New York or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Each of Borrower and Lender waives, to the extent permitted under applicable law, any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this section.

7.           JURY TRIAL WAIVER.  BORROWER AND LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDERS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.           Interpretation.  Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.  This Agreement, all the Loan Documents, and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly.  In the event that any one or more of the provisions contained in this Agreement shall be for any reason held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties agree to replace any invalid provision with a valid provision, which most closely approximates the intent and economic effect of the invalid provision.

9.           Amendments in Writing.  Neither this Agreement nor any provisions hereof may be changed, waived, discharged, or terminated, nor may any consent to the departure from the terms hereof be given, orally (even if supported by new consideration), but may only be by an instrument in writing signed by all parties to this Agreement. Any waiver or consent so given shall be effective only in the specific instance and for the specific purpose for which given.

10.           Counterparts; Facsimile Execution.  This Agreement and all of the Loan Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument.  This Agreement and all of the Loan Documents, or a signature page thereto intended to be attached to a copy of this Agreement or any of the Loan Documents, signed and transmitted by facsimile machine, telecopier or other electronic means (including via transmittal of a “pdf” file) shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile, telecopy or other electronic document is to be re-executed in original form by the persons who executed the facsimile, telecopy of other electronic document. No party hereto may raise the use of a facsimile machine, telecopier or other electronic means or the fact that any signature was transmitted through the use of a facsimile machine, telecopier or other electronic means as a defense to the enforcement of this Agreement and any of the Loan Documents.

11.           LSA.  Except as specifically modified herein the LSA and Loan Documents remain in full force and effect including the security interest granted to the Lender thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER

Andalay Solar, Inc.

____________________
By:
Title:

LENDER

Alpha Capital Anstalt

____________________
By:
Its:

COLLATERAL AGENT

Collateral Services, LLC

____________________
By:
Title:

SCHEDULE 2.3

Waived Events

1.	The increase of the number of shares the Borrower is authorized to issue to not more than 2,500,000,000 within six months of the date of this Agreement;

2.	The existence of Suntech America Inc.’s judgment entered March 15, 2013 in the amount of $946,438.00 against Borrower.

3.	The existence of the Borrower’s debt to the DLA Piper for services DLA Piper provided to the Borrower in connection to prior patent litigation against a former CEO of Borrower.

4.
The existence of the Borrower’s debt (and any related litigation or judgment) to The Snell Law Firm PLLC (“Snell”) for services Snell provided to Borrower in connection with a failed merger of the Borrower.

5.	The existence of the claims of Cantor Fitzgerald against Borrower for a $200,000 termination fee in connection with a failed merger of the Borrower.